UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

(October 28, 2019)

Date of Report (Date of earliest event reported)

SANMINA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-21272	77-0228183
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2700 North First Street

San Jose, California 95134

(Address of principal executive offices, including zip code)

(408) 964-3500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SANM	NASDAQ Global Select Market

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 28, 2019, Sanmina Corporation (the “Company”) issued the press release attached as Exhibit 99.1 announcing unaudited financial results for its fiscal quarter and year ended September 28, 2019.

The information set forth in this Item 2.02, including the exhibit hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section.  In addition, the information in this Item 2.02 shall not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

ITEM 2.05  COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES

Also on October 28, 2019, the Company adopted a company-wide right-sizing plan to improve operational efficiencies and create a more optimal cost structure.  As a result of this plan, the Company expects to incur restructuring charges of approximately $10 million to $20 million over the period of the consolidated right-sizing plan, consisting primarily of cash severance costs. The Company expects to execute this right-sizing plan over the first half of fiscal 2020. The Company will continue to evaluate the consolidated right-sizing plan and any further actions that may be required under it that could cause the Company to incur additional restructuring charges related to this plan in the future. The restructuring charges provided herein are forward-looking statements within the meaning of the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934.

ITEM 7.01  REGULATION FD DISCLOSURE

In its press release announcing financial results for the fiscal quarter and year ended September 28, 2019 and attached as Exhibit 99.1, the Company also announced approval by the Company’s Board of a new $200 million stock repurchase program. The new stock repurchase program has no expiration date. The timing of stock repurchases and the number of shares repurchased under the program will depend upon the market conditions and other factors.  Share repurchases, if any, will be made in the open market, through Rule 10b5-1 plans or in negotiated transactions off the market. Repurchases under the program may be commenced or suspended at any time without prior notice.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

Exhibit No	Description

Exhibit 99.1	Press Release issued by Sanmina Corporation on October 28, 2019
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SANMINA CORPORATION

	By:	/s/ Kurt Adzema
Kurt Adzema
Executive Vice President and Chief Financial Officer

Date: October 28, 2019

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